Exhibit 10.15.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION

ASSIGNMENT AND AMENDMENT NO. 3

TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND ASSIGNMENT AND AMENDMENT NO. 6 TO PRICING LETTER

Assignment and Amendment No. 3 to Amended and Restated Master Repurchase Agreement and Assignment and Amendment No. 6 to Pricing Letter dated October 6, 2016 (this “Amendment”) among QUICKEN LOANS INC. (the “Seller”), UBS REAL ESTATE SECURITIES INC. (“Assignor”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Assignee” and “UBS 1285”).

WITNESSETH

Assignor and Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of April 10, 2015 (as amended by Amendment No. 1, dated as of June 24, 2015 and Amendment No. 2, dated as of January 29, 2016, the “Existing Repurchase Agreement”, and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of April 10, 2015 (as amended by Amendment No. 1, dated as of June 24, 2015, Amendment No. 2, dated as of December 10, 2015, Amendment No. 3, dated as of January 15, 2016, Amendment No. 4, dated as of January 29, 2016 and Amendment No. 5, dated as of August 15, 2016, the “Existing Pricing Letter”, and as further amended by this Amendment, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Existing Pricing Letter, as applicable.

Assignor wishes to assign to UBS 1285 and UBS 1285 wishes to assume all of the Assignor’s interest in the Repurchase Agreement, the Pricing Letter, the other Program Documents and all future and outstanding Transactions thereunder.

Assignor, UBS 1285 and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, Assignor, UBS 1285 and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), that the Existing Repurchase Agreement and Existing Pricing Letter are hereby amended as follows:

SECTION 1. Assignment. In consideration of the Repurchase Price outstanding as of the date hereof, Assignor hereby assigns and UBS 1285 hereby assumes all of Assignor’s rights and obligations, as Buyer, with respect to the Existing Repurchase Agreement, the Existing Pricing Letter and all future and outstanding Transactions thereunder. For the avoidance of doubt, each outstanding Transaction is a continuing transaction and has not been, and shall not be, considered terminated in any respect. From and after the date hereof, (a) UBS 1285 shall be a party to the Repurchase Agreement and Pricing Letter and shall have the rights and obligations of Assignor as Buyer thereunder and shall be bound by the provisions thereof and (b) Assignor shall relinquish its rights and be released from its obligations under the Repurchase Agreement and Pricing Letter and all future and outstanding Transactions thereunder except for those Obligations of Seller to Assignor (including, without limitation, any indemnification obligations) that survive which shall continue for the benefit of the Assignor.

SECTION 2.  Repurchase Agreement Amendments.

2.1 Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definitions of “Buydown Amount”, “Buyer”, “Cash Equivalents” and “Indebtedness” in their entirety and replacing them with the following:

“Buydown Amount” shall mean amounts held in the Operating Account to the extent not applied to the Obligations under this Agreement.

“Buyer” shall mean UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, its successors in interest and assigns pursuant to Section 18 and, with respect to Section 7, its participants.

“Cash Equivalents” shall mean (a) securities with maturities of [***] or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and Eurodollar time deposits with maturities of [***] or less from the date of acquisition and overnight bank deposits of Buyer or its Affiliates or of any commercial bank having capital and surplus in excess of [***] (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within [***] after the day of acquisition, (e) securities with maturities of [***] or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s and shall be valued at [***] (f) securities with maturities of [***] or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds, (h) [***] of the market value as of the date of determination of other marketable securities then held in Seller’s accounts, less any margin or other Indebtedness secured by any of such accounts, or (i) the Maximum Current Advance Capacity.

“Indebtedness” shall mean , for any Person, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, other than trade accounts payable arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are received, and all obligations of such Person to pay amounts under leases which are required under GAAP to be recorded as capital leases, (ii) Indebtedness of others Guaranteed by such Person, (iii) Indebtedness of others secured by (or for which the holder has an existing right, contingent or otherwise, to be secured by) any Lien upon Property (including without limitation accounts receivable and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment thereof, (iv) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person, (v) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements, and (vi) Indebtedness of general partnerships of which such Person is a general partner. Notwithstanding any of the foregoing to the contrary, “Indebtedness” shall not include on balance sheet liabilities associated with Seller’s or its subsidiaries’ securitized Home Equity Conversion Mortgage Loan inventory where such securitization does not meet the GAAP criteria for sale treatment.

2.2                               References. The Existing Repurchase Agreement is hereby amended by replacing all references to “UBS Real Estate Securities Inc.” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

2.3                             Payment, Transfers; Accounts. Section 9 of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

SECTION 9. PAYMENT, TRANSFER; ACCOUNTS

(a)                                 Payments and Transfers of Funds. Unless otherwise mutually agreed in writing, all transfers of funds to be made by Seller hereunder shall be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer pursuant to the Wiring Instructions, on the date on which such payment shall become due.

(b)                                 Remittance of Purchase Price. On the Purchase Date for each Transaction, ownership of the Purchased Mortgage Loans shall be transferred to Buyer or its designee against the simultaneous transfer of the Purchase Price pursuant to Seller’s Wiring Instructions. With respect to the Purchased Mortgage Loans being sold by Seller on a Purchase Date, Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Agreement, all of its right, title and interest of Seller in and to the Purchased Mortgage Loans together with all right, title and interest in and to the proceeds of any related Repurchase Assets.

(c)                                  Warehouse Accounts. Buyer or the Buyer’s designee shall maintain for Seller an inbound account and a margin account (the “Warehouse Accounts”). The Warehouse Accounts shall be in the form of non-interest bearing book-entry accounts. Buyer shall have exclusive withdrawal rights from the Warehouse Accounts. All amounts on deposit in the Warehouse Accounts shall be held as cash margin and collateral for all Obligations under this Agreement. Notwithstanding the foregoing, Seller acknowledges that (i) amounts in the Warehouse Accounts are not insured by the Federal Deposit Insurance Corporation, any governmental entity or otherwise and (ii) Buyer is not required to segregate funds in the Warehouse Accounts from its own funds or from funds held for others. Without limiting the generality of the foregoing, in the event that Seller fails to timely satisfy a Margin Call or an Event of Default exists, Buyer shall be entitled to use any or all of the amounts on deposit in any Warehouse Account to cure such circumstance or otherwise exercise remedies available to Buyer without prior notice to, or consent from Seller, provided that Buyer will promptly notify Seller of such application of funds; provided further that the failure to provide such notice shall not affect the validity of the Buyer’s actions.

(d)                                 Operating Account. From time to time, Seller may provide funds to Buyer for deposit to an interest bearing account (the “Operating Account”) in accordance with this Section 9. The Operating Account shall be a subaccount of an interest-bearing savings account (the “Omnibus Account”) maintained by Buyer as agent for the benefit of Seller and other sellers of mortgage related assets with a bank determined by Buyer its sole discretion (the “Depository”). The Buyer shall have non-exclusive withdrawal rights from the Operating Account. Seller acknowledges that Buyer acts as Seller’s agent for the limited purpose of placing funds with the Depository, and that funds held by Buyer as Seller’s agent are not a deposit account or other liability of Buyer. Buyer shall maintain records of Seller’s interest in the funds maintained in the Omnibus Account. Withdrawals may be paid by wire transfer or any other means chosen by Buyer from time to time in its sole discretion. Subject to Section 9(f) hereof, Seller shall be entitled to drawdown the Buydown Amount on demand and to remit additional funds to be added to the Buydown Amount.

(e)                                  Depository. Unless otherwise designated in writing by Buyer and with prior written notice to Seller, the Depository shall be UBS AG, Stamford Branch. Funds on deposit at the UBS AG, Stamford Branch are not insured by the Federal Deposit Insurance Corporation, Securities Investor Protection Corporation or any governmental agency of the United States, Switzerland or any other jurisdiction. The Omnibus Account and Operating Account are obligations of the UBS AG, Stamford Branch only, and are not obligations of UBS AG generally or of any of its other affiliates. The payment of principal and interest on the Operating Account at the UBS AG, Stamford Branch is subject to the creditworthiness of UBS AG. The Operating Account is not a deposit account or other liability of Buyer. In the unlikely event of the failure of the UBS AG, Stamford Branch, the Seller acknowledges that it will be a general unsecured creditor of UBS AG.

(f)                                   Buydown Amount. The Buydown Amount shall be held as unsegregated cash margin and collateral for all Obligations under this Agreement. Without limiting the generality of the foregoing, in the event that Seller fails to timely satisfy a Margin Call or an Event of Default exists, the Buyer shall be entitled to use any or all of the Buydown Amount and to withdraw such amount from the Operating Account in Buyer’s sole discretion to cure such circumstance or otherwise exercise remedies available to the Buyer without prior notice to, or consent from, Seller; provided that Buyer will promptly notify Seller of such application of funds; provided, further, that the failure to provide such notice shall not affect the validity of Buyer’s actions. Within [***] receipt of written request from Seller, and provided Seller has not failed to timely satisfy a Margin Call or an Event of Default does not exist, Buyer shall withdraw any portion of such Buydown Amount from the Operating Account and remit such amount back to Seller.

(g)                                  Operating Account Interest. Subject to Section 9(h), The Buydown Amount will accrue interest at the Operating Account Rate; provided that in no event shall interest accrue on (A) the Buydown Amount (x) if on any day the Buydown Amount is less than the Minimum Balance Requirement or (y) the average balance of funds in the Operating Account during any calendar month is less than the Minimum Balance Requirement and (B) that portion of the Buydown Amount that is in excess of the lesser of (x) [***] of the average aggregate outstanding Purchase Price of all Transactions during any calendar month and (y) [***] Unless otherwise set forth in the Pricing Letter:

(i)                 The Depository calculates interest accrual daily on the basis of funds credited to the Operating Account, but credits interest monthly. As a result, interest will not begin to compound until credited in the month following its accrual. The Depository credits interest to the Operating Account in the month following its accrual on a schedule set by Depository from time to time, which may result in a delay in interest crediting as late as the [***] day of the calendar month.

(ii)              The Depository accrues interest on funds deposited to the Operating Account beginning on the day on which such funds are received in the Operating Account, and through, but not including, the day on which funds are withdrawn from the Operating Account.

(iii)               Interest paid on funds in the Operating Account at the Operating Account Rate shall be credited to the Operating Account unless otherwise withdrawn by Buyer at the direction of Seller as provided herein.

(h)                                 Maintenance of Balances. If Seller shall fail to maintain with Buyer during any calendar month deposits in the Operating Account in the average, after charges to compensate Buyer for services rendered to Seller, equal to at least the Minimum Balance Requirement, Seller shall pay to Buyer a fee equal to the amount of such deficit multiplied by the Maintenance Fee Rate.

(i)                                     Fees. Seller shall pay in immediately available funds to Buyer all fees, including without limitation, the Warehouse Fees, as and when required hereunder. All such payments shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at such account designated by Buyer. Without limiting the generality of the foregoing or any other provision of this Agreement, Buyer may withdraw and retain from the Warehouse Accounts and Operating Account any Warehouse Fees due and owing to Buyer that have not been otherwise timely paid by Seller.

2.4                               Notices. Section 24 of the Existing Repurchase Agreement is hereby amended by deleting the notice information of the Seller and of the Buyer in its entirety and replacing it with the following:

If to Seller:

Quicken Loans, Inc.

1050 Woodward Avenue

Detroit, Michigan, 48226

Attention: Bob Walters

Telephone: (313) 373-7360

Facsimile: (877) 382-5450

Email: bobwalters@quickenloans.com

With a copy to:

Quicken Loans, Inc.

1050 Woodward Avenue

Detroit, Michigan, 48226

Attention: Angelo Vitale

Telephone: (313) 373-7556

Facsimile: (877)-380-4045

Email: angelovitale@quickenloans.com

If to Buyer:

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

1285 Avenue of the Americas New York, NY 10019

Attention: Gary Timmerman

Telephone: (212) 649-8156

Facsimile: (212) 713-9640

Email: Gary.Timmerman@ubs.com

With a copy to:

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

153 West 51st Street

New York, NY 10019

Attention: Chad Eisenberger

Telephone: (212) 821-4885

Email: Chad.Eisenberger@ubs.com

And:

OL-SGMF-Business@ubs.com

2.5                               Buyer Authorizations. The Existing Repurchase Agreement is hereby amended by deleting Seller Party Authorizations and Buyer Authorizations on Schedule 2 in their entirety and replacing them with Annex A attached hereto.

2.6                               Litigation. Schedule 11(f) of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 11(f) attached to this Amendment.

SECTION 3.  Pricing Letter Amendments. The Existing Pricing Letter is hereby amended by:

3.1                               References. Replacing all references to “UBS Real Estate Securities Inc.” with “UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York”.

3.2                              Definitions. Section 1 of the Existing Pricing Letter is hereby amended by:

(a)                                 deleting the definition of “Index Rate” in its entirety and replacing it with the following:

“Index Rate” shall equal the greater of (a) LIBOR Floor and (b) One-Month LIBOR.

(b)                                 adding the following definitions of “LIBOR Floor” and “Maximum Current Advance Capacity” in their proper alphabetical order:

“LIBOR Floor” shall mean 0%.

“Maximum Current Advance Capacity” shall mean, as of any date of determination, with respect to each secured credit facility, including the Agreement and any other repurchase, warehouse or similar agreement, financing mortgage loans, or mortgage-backed securities which have been amended to provide, or in which the parties have otherwise agreed, that over/under accounts, buydown accounts or other similar accounts or funds held by the lender shall no longer be permitted (or under this Agreement even if over/under accounts, buydown accounts or other similar accounts or funds or funds held by the lender or the Depository, including the Buydown Amount, are still permitted), an amount equal to the excess of (x) the lesser of (i) the credit, funding or aggregate outstanding purchase price limit (whether committed or uncommitted) and (ii) the aggregate borrowing base, asset value, or other method of determining the maximum loan or purchase value of the assets pledged, sold or assigned under such credit facility (with such value being determined in accordance with the methodology set forth in such credit facility for determining the loan or purchase value of such assets under any borrowing base or margin test set forth therein, including, without limitation, any applicable haircuts), minus (y) the principal amount currently advanced or aggregate purchase price of outstanding transactions under such credit facility, such difference including, without limitation and duplication, the Margin Excess.

3.3                               Financial Covenants. Section 4 of the Existing Pricing Letter is hereby amended by deleting subsections (ii) and (iii) in their entirety and replacing them with the following:

(ii)                                  Maintenance of Ratio of Adjusted Indebtedness to Tangible Net Worth. The Financial Reporting Party shall maintain, as of the end of each calendar month, the ratio of (A) Indebtedness included in the Financial Reporting Party’s consolidated balance sheet less (1) Subordinated Debt that matures in excess of [***] from any date of determination, and (2) on balance sheet liabilities associated with Seller’s or its subsidiaries’ securitized Home Equity

Conversion Mortgage Loan inventory where such securitization does not meet the GAAP criteria for sale treatment to (B) Tangible Net Worth plus Subordinated Debt that matures in excess of one (1) year from any date of determination, no greater than [***]

(iii)                               Maintenance of Profitability. If on the last calendar day of any calendar month within a fiscal quarter, (a) the Tangible Net Worth of Financial Reporting Party, on a consolidated basis, is less than [***] or (b) Financial Reporting Party, on a consolidated basis, has failed to maintain the sum of (x) cash and (y) Cash Equivalents in an amount at least equal to [***] in either case, Financial Reporting Party shall not permit, for that fiscal quarter, Net Income for such fiscal quarter, on a consolidated basis, before income taxes for such fiscal quarter, to be less than [***]

3.4                               Approved Mortgage Products. Schedule 1 of the Existing Pricing Letter is hereby amended by deleting such schedule in its entirety and replacing it with Annex B attached hereto.

3.5                               Compliance Certificate. Exhibit A to the Existing Pricing Letter is hereby amended by deleting such exhibit in its entirety and replacing it with Annex C attached hereto.

SECTION 4.Seller Authorized Persons. In addition to the Responsible Officers of Seller set forth in the Repurchase Agreement, UBS 1285 requires that Seller provide a list of additional employees that are designated as authorized representatives for the purpose of wire verification and additional documentation (documentation includes but is not limited to: (i) insured closing protection letters; (ii) wire instructions on closing agent’s letterhead; and (iii) any other documentation as needed by UBS 1285 on a one time basis for new closing agents). Seller hereby confirms that the persons listed on Annex D hereto are so authorized to act on behalf of Seller.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Assignment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1                               Delivered Documents. The parties hereto shall have received the following documents, each of which shall be satisfactory to the Assignor and UBS 1285, as applicable, in form and substance:

(a)                                 this Amendment, executed and delivered by the parties hereto;

(b)                                 amendments to the other Program Documents as required by UBS 1285 in its sole discretion, executed and delivered by the parties thereto;

(c)                                  on or prior to the date hereof, Seller shall permit UBS 1285 and Assignor to take all steps as it may deem necessary in connection with UCC searches and filing duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 and UCC-3 as applicable, as is necessary or, in the opinion of UBS 1285, desirable to perfect UBS 1285’s interests in the Purchased Assets and other Repurchase Assets; and

(d)                                 such other documents as UBS 1285 or counsel to UBS 1285 may reasonably request.

SECTION 6. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement and Existing Pricing Letter are in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7. Representations and Warranties. The Seller hereby represents and warrants to the Buyer and Assignee that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement. Each of Assignor, Assignee and Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement and Existing Pricing Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.  GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE

EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION AMONG ASSIGNOR, SELLER AND UBS 1285 SHALL BE GOVERNED BY E-SIGN.

[SIGNAUTRE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representative officers there under duly authorized, as of the date first above written.

UBS REAL ESTATE SECURITIES INC.

By:	/s/ Ari Lash
Name: Ari Lash
Title: Executive Director

By:	/s/ Chi Ma
Name: Chi Ma
Title: Director

UBS AG, by and through its branch office at
1285 Avenue of the Americas, New York, New York, as Assignee and UBS 1285

By:	/s/ Hye-Eun Cheong
Name: Hye-Eun Cheong
Title: Authorized Signatory

By:	/s/ Racquel A.C. Small
Name: Racquel A.C. Small
Title: Authorized Signatory

Signature Page to

Assignment and Amendment No. 3 to Amended and Restated Master Repurchase Agreement and

Assignment and Amendment No. 6 to Pricing Letter

QUICKEN LOANS INC., as Seller

By:	/s/ William Emerson
Name: William Emerson
Title: Chief Executive Officer

Signature Page to

Assignment and Amendment No. 3 to Amended and Restated Master Repurchase Agreement and

Assignment and Amendment No. 6 to Pricing Letter

Annex A to Amendment

SELLER PARTY AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller Party under this Agreement:

AUTHORIZED REPRESENTATIVES OF QUICKEN LOANS

Name	Title	Signature
William Emerson	CEO
Jay Farner	President
Robert Walters	Vice President - Capital Markets/Risk Management
Julie Booth	CFO & Treasurer
Angelo V. Vitale	Secretary, Executive Vice President and General Counsel
Rob Wilson	Dir. Treasury
Jennifer (Becky) Vosler	Cash Manager
Julie Erhardt	Team Leader, Cash Team
Renee Jones	Cashiering Auditor
Sarah Holtz	Cashiering Auditor
Cindy Rexin	Cashiering Auditor

Name	Title	Signature
Duane Kniffen	Vice President, Capital Markets
Jessica Goers	Director, Transaction Management
Amanda Zimmer	Sr. Transaction Manager
Jonathan Leija	Transaction Manager
Mike Hoover	Transaction Manager
Stephanie Milici	Transaction Manager
Michael Codd	Team Leader, Capital Markets
Brandon Janness	Team Captain, Capital Markets
Heather McPherson	Team Leader, Capital
Jamie Licavoli	Markets Dir. Post Closing
Daniel Domagala	Team Captain, Capital Markets
Meredith Michalec	Collateral Coordinator

Annex B to Amendment

BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Buyer under this Agreement:

Name	Title	Signature
Gary Timmerman	Managing Director	/s/ Gary Timmerman
Kimberly Browne	Managing Director	/s/ Kimberly Browne
Ari Lash	Executive Director	/s/ Ari Lash
Chi Ma	Director	/s/ Chi Ma
Hye-Eun Cheong	Director	/s/ Hye-Eun Cheong

Sch. 2-2

Annex B to the Amendment

SCHEDULE 1

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

			[***]	[***]

			[***]	[***]

			[***]	[***]

[***]	[***]	[***]	[***]	[***]

* Notwithstanding anything to the contrary set forth in the Agreement, no more than [***] of the Maximum Committed Purchase Price shall be allocated to Transactions the subject of which are Jumbo Mortgage Loans. All Transactions with Jumbo Loans that exceed [***] of the Maximum Committed Purchase Price shall be entered into by Buyer on an uncommitted basis.

Annex C to the Amendment

EXHIBIT A

COMPLIANCE CERTIFICATE

I,                    , do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of Quicken Loans Inc. (“Financial Reporting Party”). This Certificate is delivered to you in connection with Section 12(d)(iv) of the Master Repurchase Agreement dated as of September 16, 2011, between Quicken Loans Inc. (the “Seller”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (as amended from time to time, the “Agreement”), as the same may have been amended from time to time. Capitalized terms not otherwise defined in this Compliance Certificate shall have the meaning set forth in the Agreement. I hereby certify on behalf of the Financial Reporting Party that, as of the date of the financial statements attached hereto (the “Date”) and as of the date hereof, Seller is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify on behalf of the Financial Reporting Party that:

Maintenance of Tangible Net Worth. Financial Reporting Party has maintained, as of the end of the calendar month that ended on the Date, a Tangible Net Worth of not less than [***]. A detailed summary of the calculation of the Financial Reporting Party’s actual Tangible Net Worth is provided in Schedule 1 hereto, which shall be in the form of the applicable HUD worksheet.

Maintenance of Ratio of Adjusted Indebtedness to Tangible Net Worth. The Financial Reporting Party has maintained, as of the end of the calendar month that ended on the Date, the ratio of (A) Indebtedness included in the Financial Reporting Party’s consolidated balance sheet less (1) Subordinated Debt that matures in excess of one (1) year from any date of determination, and (2) on balance sheet liabilities associated with Seller’s or its subsidiaries’ securitized Home Equity Conversion Mortgage Loan inventory where such securitization does not meet the GAAP criteria for sale treatment to (B) Tangible Net Worth plus Subordinated Debt that matures in excess of one (1) year from any date of determination, no greater than [***] A detailed summary of the calculation of the Financial Reporting Party’s actual ratio of Adjusted Indebtedness to Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Profitability. If on the last calendar day of any calendar month, within the most recent fiscal quarter that ended on or before the Date (a) the Tangible Net Worth of Financial Reporting Party, on a consolidated basis, was less than [***] or (b) Financial Reporting Party, on a consolidated basis, failed to maintain the sum of (x) cash and (y) Cash Equivalents in an amount at least equal to [***] in either case, Financial Reporting Party has not permitted, for that fiscal quarter, Net Income for such fiscal quarter, on a consolidated basis, before income taxes for such fiscal quarter, to be less than [***] A detailed summary of the calculation of the Financial Reporting Party’s actual Net Income is provided in Schedule 1 hereto.

Exh. A-1

Maintenance of Liquidity. The Financial Reporting Party has, as of the end of the calendar month that ended on the Date, consolidated cash and Cash Equivalents (excluding Restricted Cash or cash pledged to any Person other than Buyer), in an amount not less than [***] A detailed summary of the calculation of the Financial Reporting Party’s actual consolidated liquidity including a calculation of Seller’s Maximum Current Advance Capacity is provided in Schedule 1 hereto.

Guarantees. Without the written approval of Buyer, Financial Reporting Party has not created, incurred, assumed or suffered to exist Guarantees in excess of [***] except to the extent reflected in the Financial Reporting Party’s Financial Statements or notes thereto or the Scheduled Indebtedness.

Additional Warehouse Lines. The aggregate availability (whether drawn or undrawn) under Seller’s committed Warehouse Facilities (including, without limitation, the Agreement), combined, is not less than an amount equal to the product of (x) [***] multiplied by (y) the Maximum Committed Purchase Price.

Maintenance of DE Compare Ratio. Financial Reporting Party’s DE Compare Ratio as of the most recent calendar quarter has not exceeded [***] (check one).

☐    YES

☐    NO

Additional Warehouse Lines for Jumbo Capacity. As of the date of this certificate, Seller maintains one or more Warehouse Facilities, excluding this Agreement, combined, that accommodates Jumbo Mortgage Loans in an amount not less than the amount provided in Schedule 1 of the Pricing Letter (check one).

☐    YES

☐    NO

Scheduled Indebtedness. All Indebtedness (other than Indebtedness evidenced by the Agreement) of Financial Reporting Party existing on the date hereof is listed on Schedule 2 hereto.

Limitation on Dividends and Distributions and Other Payments.  If an Event of Default has occurred and is continuing due to Seller Party’s failure to comply with Section 4(i), (iii) or (iv) of the Pricing Letter, the Financial Reporting Party has not made any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of Financial Reporting Party or Seller Party, whether now or hereafter outstanding, or made any other distribution or dividend in respect of any of the foregoing or to any shareholder or equity owner of Financial Reporting Party or Seller Party, either directly or indirectly, whether in cash or property or in obligations of Financial Reporting Party or Seller Party or any of their consolidated Subsidiaries. If a Margin Deficit exists, neither Seller Party has made any margin payments or other similar payments in respect of any warehouse,

Exh. A-2

repurchase or other mortgage financing facilities, early purchase programs or as soon as pooled plus programs if notice of such payment was provided to Seller Party subsequent to Buyer’s delivery of the Margin Call.

Financial Statements. The financial statements attached hereto as Schedule 3 fairly present in all material respects the consolidated financial condition and results of operations of Financial Reporting Party and its consolidated Subsidiaries, in accordance with GAAP, consistently applied, as at the end of, and for, the calendar month ending on [DATE] (subject to normal year-end and quarter-end adjustments and a lack of footnotes).

Custodial Fees. The Seller Parties have paid all fees and other amounts due and owing as of the date hereof to Custodian under the Custodial Agreement.

Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, Seller shall describe such lack of compliance and provide the date of any related waiver thereof.]

Regulatory Action.  Seller is not currently under investigation or, to best of such Seller’s knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact either Seller’s business. [If so, Seller shall describe the situation in reasonable detail and describe the action that Seller has taken or proposes to take in connection therewith.]

No Default. No Default or Event of Default has occurred or is continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver.]

Repurchases and Early Payment Default Requests. Attached hereto as Schedule 4 is a true and correct summary of the portfolio performance including representation breaches, missing document breaches, repurchases due to fraud and early payment default requests based on (i) pending demands as of the end of each month including an estimate of the expected payments and/or losses in connection therewith; and (ii) actual repurchase demands paid during the fiscal year to date reported as a total. In addition, Schedule 4 also contains a true and correct summary

Exh. A-3

of the volume of Mortgage Loans subject to other warehouse lines in excess of 90 days as of the end of each month.

Capitalized Mortgage Servicing Rights. Attached hereto as Schedule 5 is the third-party valuation report of Seller’s Capitalized Mortgage Servicing Rights.

Legal and Compliance Questionnaire. Attached hereto as Schedule 6 is the completed quarterly legal and compliance questionnaire completed by Seller Party.

IN WITNESS WHEREOF, I have set my hand this    day of            20  .

QUICKEN LOANS INC.

By:
Name:
Title:

Exh. A-4

SCHEDULE 1 TO

OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS

As of the month ended [DATE]

Exh. A-5

SCHEDULE 2 TO

OFFICER’S COMPLIANCE CERTIFICATE

SCHEDULED INDEBTEDNESS

Exh. A-6

SCHEDULE 3 TO

OFFICER’S COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS

Exh. A-7

SCHEDULE 4 TO

OFFICER’S COMPLIANCE CERTIFICATE

REPURCHASE REQUESTS

		Breach of Representation & Warranty	Missing Collateral Documents	Early Payment Defaults	Breach of Fraud Representation
Pending Repurchase Claims, Month End	Loan Count

Unpaid Principal Balance

Estimated Payments and/or Losses

Actual Repurchase Claims Paid, Fiscal Year to Date (Total)

MORTGAGE LOANS

Total Number of Mortgage Loans subject to other Warehouse Lines in excess of 90 days:

Total unpaid principal balance of Mortgage Loans subject to other Warehouse Lines in excess of 90 days:

Exh. A-8

SCHEDULE 5 TO

OFFICER’S COMPLIANCE CERTIFICATE

THIRD PARTY VALUATION

OF CAPITALIZED MORTGAGE SERVICING RIGHTS

Exh. A-9

SCHEDULE 6 TO

OFFICER’S COMPLIANCE CERTIFICATE

QUARTERLY LEGAL AND COMPLIANCE QUESTIONNAIRE

[TO BE COMPLETED QUARTERLY]

Company:	[Name]
Date:	[Date]
Fiscal Quarter Ending:	[Quarter End Date]

1.              To the extent permitted by applicable law, please list any investigations by any federal, state or local governmental authority, agency, or other regulatory entity outside the ordinary course of business, and provide the status thereof and a brief description of the facts.

2.              To the extent permitted by applicable law, please note any material findings resulting from question #1, including any memorandum of understanding or supervisory agreement, settlement or fines (in excess of $500,000) and/or remedial correction of origination and/or servicing practices.

3.              With respect to Seller, please list any license revocation or suspension and provide a brief description of the issue.

[SELLER/FINANCIAL REPORTING PARTY]

By:
Name:
Title: [General Counsel][Chief/Head of Compliance]

Annex D to Amendment

See Attached

USB 1285 Ave of the Americas Branch

Schedule A

•                  Include a minimum of three authorized representatives

•                 Include at least one officer

Name:	Position / Title:
Renee Jones	Cashiering Auditor
Email: reneejones@quickenloans.com	Contact Phone Number: (313) 373-4418

Name:	Position / Title:
Sarah Holtz	Cashiering Auditor
Email: sarahholtz@quickenloans.com	Contact Phone Number: (313) 373-4412

Name:	Position / Title:
Cindy Rexin	Cashiering Auditor
Email: cindyrexin@quickenloans.com	Contact Phone Number: (313) 373-4419

Name:	Position / Title:
Jennifer (Becky) Vosler	Cash Manager
Email: beckyvosler@quickenloans.com	Contact Phone Number: (313) 373-4413

Name:	Position / Title:
Julie Erhardt	Team Leader, Cash Team
Email:julieerhard@quickenloans.com	Contact Phone Number: (313) 373-4452

Authorized Name: Julie Booth, CFO

Authorized Signature:	/s/ Julie Booth

Date: October 4, 2016

Schedule 11(f)

LITIGATION

See Attached

I. Ordinary Course of Business Litigation

As a residential mortgage lender originating, closing and servicing loans in all 50 states, Quicken Loans Inc. (and its Subsidiaries) may, at any point in time, be named as a party to dozens of legal proceedings which arise in the ordinary course of business, such as actions alleging improper lending practices, improper servicing, quiet title actions, improper foreclosure practices, violations of consumer protection laws, etc. and on account of consumer bankruptcies. In many of these actions, Quicken Loans (and its Subsidiaries) may not be the real party of interest (because Quicken Loans is not the servicer of the loan or the holder of the note) but it may appear in the pleadings because it is in the chain of title to property over which there may be a dispute. Such matters are turned over to the servicer of the loan for those loans Quicken Loans or its Subsidiary do not service. In other cases, such as lien avoidance cases brought in bankruptcy, Quicken Loans or its Subsidiary are insured by title insurance and the case is turned over to the title insurer who tenders our defense.

As to other matters that arise in the ordinary course, management does not believe that the amount of liability, if any, for any of the pending matters individually or in the aggregate will materially affect Quicken Loans’ consolidated financial position in a material way. However, regardless of the outcome of this or other matters referred to herein, litigation can have a significant effect on Quicken Loans and its Subsidiaries for other reasons such as defense costs, diversion of management focus and resources, and other factors. To the best of Quicken Loans’ information and belief, there are no outstanding judgments, liens or orders that have not been satisfied.

II. Non-Ordinary Course of Business Litigation

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Quicken Loans Inc. vs. United States of America, et al.	US District Court, Eastern District, Michigan	15-cv-11408	False Claims Act

Quicken Loans sued HUD, DOJ and governmental entities or actors for violation of the APA, breach of contract, and violation of constitutional due process rights, and seeks an injunction and declaratory judgments that Quicken Loans did not violate FHA guidelines.

The U.S. claims that QL violated the False Claims Act by falsely certifying that FHA loans made by Quicken Loans met FHA underwriting requirements.

*See United States of America vs. Quicken Loans Inc.

** Plaintiff, Quicken Loans Inc. appealed.

4/17/2015

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
United States of America vs. Quicken Loans Inc.	United States District Court, District of Columbia	15-0613	False Claims Act

Quicken Loans sued HUD, DOJ and governmental entities or actors for violation of the APA, breach of contract, and violation of constitutional due process rights, and seeks an injunction and declaratory judgments that Quicken Loans did not violate FHA guidelines.

The U.S. claims that QL violated the False Claims Act by falsely certifying that FHA loans made by Quicken Loans met FHA underwriting requirements.

*See Quicken Loans Inc. vs. United States of America, et al.

4/23/2015

Alex Jacobs vs. Quicken Loans Inc.	US District Court, Southern District, Florida	15-cv-81386	TCPA

Putative class action alleges violations of the Telephone Consumer Protection Act by claiming QL used prerecorded voice messaging and automatic dialers for marketing purposes on cell phones without consent.

10/8/2015

Darren Newhart vs. Quicken Loans Inc.	US District Court, Southern District, Florida	15-cv-81250	TCPA

Putative class action alleges Quicken Loans violated the Telephone Consumer Protection Act by using prerecorded voice messaging and automatic dialers for marketing purposes on cellphones without consent.

10/12/2015

Residential Funding Company vs. Quicken Loans Inc., et al.	District Court, Hennepin County, Minnesota	14-cv-3111	Breach of Contract	Plaintiff asserts claims for repurchase or indemnification based on origination and underwriting errors.	12/16/2013

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Deutsche Bank National Trust Company, solely as Trustee of the Harborview Mortgage Loan Trust (2007-7) vs. Quicken Loans Inc.	Supreme Court, New York County, New York	13-653048	Breach of Contract

Plaintiff-trustee, on behalf of Freddie Mac, claims that Quicken Loans breached a contract to sell loans consistent with certain representations and warranties and failed to repurchase loans when required.

* Notice of Appeal filed by Plaintiff, Deutsche Bank National Trust Company.

8/30/2013

Phillip Alig, et al. vs. Quicken Loans Inc., et al.	US District Court, Northern District, West Virginia	11-c-428	Lender Liability

Class action complaint alleging violation of West Virginia consumer protection statutes for (1) providing the client’s estimated value to appraisers; (2) charging illegal or unauthorized fees; and (3) not providing copies of signed documents at closing. In June 2016, an order was entered granting class certification and summary judgment against QL on the first claim. QL is pursuing all appeal options.

6/25/2012

Julie Orsatti vs. Quicken Loans	US District Court, Central District, California	2:15-cv-09380- SVW-AGR	TCPA

Putative class action alleges Quicken Loans violated the Telephone Consumers Protection Act (“TCPA”) by (a) calling consumers after they revoked their consent to be called using an auto-dialer and (b) calling consumers who had registered their phone number on the national Do-Not-Call Registry.

12/4/2015

Case Title	Court	Case Number	Nature of Action	Description of Claims	Date Served
Eileen Nece vs. Quicken Loans	United States District Court Middle District of Florida	8:16-cv-02605- SDM-TBM	TCPA

Putative class action alleges Quicken Loans violated the Telephone Consumers Protection Act (“TCPA”) by: (a) calling consumers on their residential phone using a prerecorded message without the consumer’s prior express consent; (b) calling consumers after they revoked their consent to be called using an auto- dialer; (c) calling consumers using an auto-dialer without first having procedures in place; & (d) calling consumers who had registered their phone number on the national Do-Not-Call Registry

9/8/2016

III. Regulatory and Administrative Matters

As a non-depository mortgage banker, Quicken Loans (and its Subsidiaries) are regulated by and subject to various state agencies that oversee and regulate (a) mortgage lending and the activities of bank and/or non-bank financial institutions and/or (b) insurance agency / escrow agent activities and practices. These state agencies are generally authorized to: issue licenses or registrations where state law requires; conduct periodic on-site or remote audits or examinations of the regulated institution’s books, files and practices; investigate consumer complaints; issue findings of audit or compliance variances that may require refunds to borrowers for charges beyond those permitted under the state’s laws or regulations; assess fines or penalties if administrative rules are not adhered to, and/or require other corrective actions to be taken. These agencies also have the authority to seek revocation of an institution’s or individual’s license or registration to operate as a mortgage lender or loan originator in the state. In the ordinary course of business and in any given year, Quicken Loans (and its Subsidiaries) participate in and respond to numerous regular periodic state examinations, while at the same time responding to examination findings from other states. In some instances, Quicken Loans (and its Subsidiaries) may dispute the state agency’s findings and/or attempt to reconcile our differences. In other instances Quicken Loans (and its Subsidiaries) may undertake corrective action before being required to do so by the state regulator. In some states, the state’s attorney general may also investigate consumer complaints regarding mortgage lending and issue subpoenas, commence informal inquiries or formal investigations. As a licensed mortgage banker, we are in the ordinary course of business, subject to such inquiries and investigations. Quicken Loans and its Subsidiaries have thirty team members on its legal/compliance team consisting of in-house lawyers, paralegals and compliance personnel who manage this part of the business. Although Quicken Loans (and its Subsidiaries) may currently be subject to various state examinations and consumer complaint inquiries, management does not believe the outcomes of these examinations or inquiries, individually or in the aggregate, will materially affect Quicken Loans’ consolidated financial position or operations in a material way.

Dated:  September 28, 2016